UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________
FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2019
____________________________________________________

Travelzoo
(Exact name of registrant as specified in its charter)
____________________________________________________

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.         Results of Operations and Financial Condition.

On July 24, 2019, Travelzoo (the "Company") reported its second quarter 2019 financial results. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.        Financial Statements and Exhibits.
(d)           Exhibits.  See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	July 24, 2019	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 24, 2019.